Exhibit 99.1

Lumexa Imaging Announces Second Quarter 2026 Results

RALEIGH, N. C., August 12, 2026—Lumexa Imaging (Nasdaq: LMRI), one of the nation’s largest providers of outpatient imaging services, today reported results for the second quarter ended June 30, 2026, and updated its full year 2026 outlook.

“During the second quarter, we continued to build on our momentum, delivering strong same-center growth, expanding our mix of advanced imaging and ramping new centers,” said Caitlin Zulla, Chief Executive Officer of Lumexa Imaging. “Some highlights include announcing four new imaging centers year to date and a joint venture with Hospital for Special Surgery (HSS), a globally recognized leader in musculoskeletal health, marking our ninth health system partnership and our second new joint venture in the past twelve months.”

“With a large and growing addressable market and durable demand tailwinds, we believe Lumexa Imaging is well positioned to deliver sustained, profitable growth while expanding access to high-quality, lower-cost imaging for patients, providers, and payors.”

Second Quarter 2026 Highlights:

All comparisons are to the quarter ended June 30, 2025, unless otherwise noted

•	Consolidated revenues of $264.2 million, an increase of 5.1% from $251.4 million

•	System-wide revenue growth of 6.0%

•	Consolidated advanced outpatient volume growth of 6.8% and 6.3% system-wide

•	Same-center advanced outpatient volume growth of 5.2% consolidated and 4.9% system-wide

•	Net income of $2.7 million as compared to net loss of $7.2 million

•	Adjusted EBITDA of $56.4 million as compared to $56.3 million; and a 21.4% Adjusted EBITDA margin as compared to 22.4%

•	GAAP EPS of $0.03 per share and Adjusted EPS of $0.20 per share

2026 Full Year Outlook:

Lumexa Imaging provided an update on its guidance for the full year ended December 31, 2026.

•	Reiterating full-year 2026 consolidated revenue guidance of $1.045 billion to $1.097 billion.

•

Narrowing its full-year 2026 Adjusted EBITDA guidance range to $235 million to $241 million, from its prior range of $234 million to $242 million. The midpoint of $238 million is unchanged. This includes approximately $7 million of public company costs that were not incurred in 2025. (At the midpoint of guidance, the addition of these costs lowers Adjusted EBITDA growth for 2026 versus 2025 from 7% to 4%)

•	Reiterating guidance for Adjusted EPS of $0.71 to $0.77 per share.

Lumexa Imaging Earnings Conference Call and Webcast

Lumexa Imaging will host a conference call to discuss its second quarter 2026 results, as well as its 2026 outlook, on August 12, 2026 at 5:00 p.m. ET. The call can be accessed via live audio webcast online at ir.lumexaimaging.com. A replay of the webcast will be available at the same link shortly after the completion of the call and will remain available for approximately one year.

Statement Regarding Use of Non-GAAP Financial Measures

This press release uses Adjusted EBITDA and Adjusted EPS, financial measures that are not calculated in accordance with GAAP. We use Adjusted EBITDA and Adjusted EPS, in conjunction with GAAP financial measures, as an integral part of managing our business and to, among other things: (i) monitor and evaluate the performance of our business operations and financial performance; (ii) facilitate internal comparisons of the historical operating performance of our business operations; (iii) review and assess the operating performance of our management team; and (iv) analyze and evaluate financial and strategic planning decisions regarding future operations and annual operating budgets. For a reconciliation of Adjusted EBITDA and Adjusted EPS to the most directly comparable measure calculated in accordance with GAAP, please see below.

We have not reconciled our Adjusted EBITDA or Adjusted EPS guidance to their most directly comparable GAAP measures because we do not and are not able to provide guidance for those GAAP measures due to the uncertainty and potential variability of certain reconciling items, including transaction costs, severance and executive recruiting. Because such items cannot be provided without unreasonable efforts, we are unable to provide the corresponding reconciliations. However, such reconciling items could have a significant impact on our future results.

About Lumexa Imaging

Lumexa Imaging is a nationwide provider of outpatient medical imaging. With over 5,000 team members and greater than 190 outpatient imaging centers, our team conducted approximately 4 million outpatient procedures system-wide in 2025. We are a partner of choice for health systems and radiologists, delivering best-in-class clinical excellence, operations, and state-of-the-art technology across our platform.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” or “will,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this release include, but are not limited to, statements regarding our expectations regarding our financial position and operating performance, including our guidance for full year 2026 and our assumptions underlying such guidance; our ability to drive future growth and execute on our goals and strategies; and our expectations regarding our product innovation. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including but not limited to those risk factors identified in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K for the year ended December 31, 2025 and our later dated Quarterly Reports on Form 10-Q, each as filed with the Securities and Exchange Commission. The forward-looking statements in this press release are based on information available to us as of the date hereof, and we disclaim any obligations to update any forward-looking statements, except as required by law.

Investor Contact

Sue Dooley

Lumexa Imaging

Sue.Dooley@LumexaImaging.com

Media Contact

Melissa Weston

Lumexa Imaging

Melissa.Weston@LumexaImaging.com

Lumexa Imaging Q2 2026 Outpatient Volumes Highlights:

Consolidated	2Q26	2Q25	Increase YoY
Consolidated total procedures	617,722	602,366	2.5%
Consolidated advanced procedures	193,125	180,911	6.8%
% advanced procedures	31.3%	30.0%	123bps
Consolidated same-center advanced volume growth	—	—	5.2%
System-wide
System-wide total procedures	1,022,874	992,118	3.1%
System-wide advanced procedures	382,506	359,948	6.3%
% advanced procedures	37.4%	36.3%	111bps
System-wide same-center advanced volume growth	—	—	4.9%
Note:	Advanced Procedures includes MRI and CT modalities. Center count at June 30, 2026 was 192 total, 88 JV and 104 consolidated.

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS, EXCEPT FOR COMMON SHARES)

(Unaudited)

	June 30, 2026	December 31, 2025
ASSETS
Cash and cash equivalents	$69,705	$58,828
Accounts receivable	120,637	112,942
Accounts receivable, related party	20,024	18,893
Other receivables	31,552	19,015
Prepaid expenses	14,498	17,582

Total current assets	256,416	227,260

Property and equipment, net of accumulated depreciation	156,062	144,709
Operating lease right-of-use assets	77,033	76,555
Investments in unconsolidated affiliates	423,331	423,191
Intangible assets, net of accumulated amortization	39,722	41,335
Goodwill	807,554	807,554
Other assets	48,654	43,953

TOTAL ASSETS	$1,808,772	$1,764,557

LIABILITIES AND EQUITY
Accounts payable	$27,062	$44,857
Accrued expenses and other current liabilities	109,167	95,561
Accounts receivable pledging arrangement	1,267	1,599
Current portion of long-term debt	14,330	13,112
Current portion of finance lease liabilities	14,597	11,552
Current portion of operating lease liabilities	11,932	12,513

Total current liabilities	178,355	179,194
Long-term debt, less current maturities	819,753	819,029
Long-term finance lease liabilities, less current maturities	41,177	33,262
Long-term operating lease liabilities, less current maturities	72,296	71,437
Deferred income taxes	43,592	40,772
Other liabilities	38,538	34,740

Total liabilities	1,193,711	1,178,434

COMMITMENTS AND CONTINGENCIES
EQUITY:
Common stock, $0.001 par value, 1,000,000,000 shares authorized, 96,074,976 shares issued and outstanding at June 30, 2026 and 96,109,927 shares issued and outstanding at December 31, 2025	96	96
Additional paid-in-capital	1,241,563	1,217,087
Accumulated deficit	(626,598)	(631,060)

Total equity	615,061	586,123

TOTAL LIABILITIES AND EQUITY	$1,808,772	$1,764,557

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

(Unaudited)

	Three Months Ended June 30,
	2026	2025
REVENUES:
Net patient service revenue	$203,735	$198,185
Management fee and other revenue	60,427	53,217

Total revenues	264,162	251,402
OPERATING EXPENSES:
Cost of operations, excluding depreciation and amortization	225,285	212,265
General and administrative expenses	24,397	18,689
Depreciation and amortization	10,083	9,279
(Gain) loss on disposal of property and equipment	(24)	16

Total operating expenses	259,741	240,249

Equity in earnings of unconsolidated affiliates	18,619	16,527

INCOME FROM OPERATIONS	23,040	27,680
OTHER EXPENSES:
Interest expense	16,222	30,097
Loss on extinguishment and modification of debt	1,053	—

Total other expenses	17,275	30,097

INCOME (LOSS) BEFORE INCOME TAXES	5,765	(2,417)
Income tax provision	3,020	4,809

NET INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)	$2,745	$(7,226)

Weighted average shares outstanding:
Basic	95,983,246	69,526,574
Diluted	96,039,426	69,526,574
Net income (loss) per common share
Basic	$0.03	$(0.10)
Diluted	$0.03	$(0.10)

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

(Unaudited)

	Six Months Ended June 30,
	2026	2025
REVENUES:
Net patient service revenue	$401,053	$390,483
Management fee and other revenue	115,646	105,920

Total revenues	516,699	496,403
OPERATING EXPENSES:
Cost of operations, excluding depreciation and amortization	443,040	420,662
General and administrative expenses	44,732	36,181
Depreciation and amortization	20,005	18,330
(Gain) loss on disposal of property and equipment	113	(146)

Total operating expenses	507,890	475,027

Equity in earnings of unconsolidated affiliates	33,643	31,845

INCOME FROM OPERATIONS	42,452	53,221
OTHER EXPENSES:
Interest expense	32,553	59,946
Loss on extinguishment and modification of debt	1,053	—

Total other expenses	33,606	59,946

INCOME (LOSS) BEFORE INCOME TAXES	8,846	(6,725)
Income tax provision	4,384	8,188

NET INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)	$4,462	$(14,913)

Weighted average shares outstanding:
Basic	95,983,240	69,524,980
Diluted	96,011,335	69,524,980
Net income (loss) per common share
Basic	$0.05	$(0.21)
Diluted	$0.05	$(0.21)

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

(Unaudited)

	Six Months Ended June 30,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$4,462	$(14,913)
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	20,005	18,330
Amortization of operating lease right-of-use assets	7,956	7,424
Amortization of debt issuance costs	1,437	2,871
Amortization of cloud computing implementation costs	760	184
Write-off of debt issuance costs related to extinguishment of debt	46	—
Equity in earnings of unconsolidated affiliates	(33,643)	(31,845)
Distributions from investments in unconsolidated affiliates	36,869	32,820
Loss on disposal of property and equipment	113	(146)
Deferred income taxes	2,820	1,477
Stock-based compensation	25,011	14,720
Other	(535)	—
Changes in operating assets and liabilities:
Accounts receivable	(7,695)	(6,870)
Accounts receivable, related party	(1,131)	(2,035)
Capitalized cloud computing implementation costs	(1,647)	(1,421)
Other receivables	(12,537)	(5,410)
Prepaid expenses	3,034	(7,028)
Other assets	(4,723)	(11,311)
Accounts payable	(18,596)	1,214
Accrued expenses and other current liabilities	18,085	(11,002)
Other liabilities	3,798	7,018
Operating lease liabilities	(8,156)	(5,966)

Net cash provided by (used in) operating activities	35,733	(11,889)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale or disposal of property and equipment	40	713
Acquisition of intangible asset	(600)	—
Purchases of property and equipment	(14,985)	(5,602)
Contributions to investments in unconsolidated affiliates	(3,366)	—

Net cash used in investing activities	(18,911)	(4,889)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of third-party debt issuance costs	(154)	—
Proceeds from long-term debt	9,536	496
Payments of long-term debt	(8,393)	(7,821)
Proceeds from revolving line of credit	—	5,000
Payments of finance lease liabilities	(6,602)	(2,998)
Capital contributions	—	715
Repayments on accounts receivable pledging arrangement	(332)	—

Net cash used in financing activities	(5,945)	(4,608)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	10,877	(21,386)
CASH AND CASH EQUIVALENTS, beginning of period	58,828	26,131

CASH AND CASH EQUIVALENTS, end of period	$69,705	$4,745

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA

(IN THOUSANDS)

(Unaudited)

	Three Months Ended June 30,
	2026	2025
Net income (loss)	$2,745	$(7,226)
Depreciation and amortization	10,083	9,279
Income tax provision	3,020	4,809
Amortization of basis difference	573	500
Interest expense	16,222	30,097
Stock-based compensation	12,737	8,346
Loss on extinguishment and modification of debt	1,053	—
Loss (gain) on disposal of property and equipment	(24)	16
Severance and executive recruiting(1)	686	803
Strategic initiatives and implementation(2)	2,659	1,018
Transaction costs(3)	707	3,875
Litigation and settlements(4)	1,173	—
Other(5)	87	142
Adjustments for equity in earnings of unconsolidated affiliates(6)	4,724	4,615

Adjusted EBITDA	$56,445	$56,274

(1)	Includes severance and recruiting expenses for executive leadership departures as part of strategic organizational changes.
(2)

Includes third-party consulting, implementation, and integration expenses incurred as part of our strategic transformation and optimization initiatives, specifically related to the deployment of a new technology system and labor model, as well as the development, customization, and integration of a new enterprise resource planning system.

(3)

Includes costs for third party non-recurring IPO costs, buy-side and sell-side due diligence activities to evaluate and execute potential mergers and acquisitions, integrate acquired businesses and one-time employee retention bonuses related to potential mergers and acquisitions.

(4)	Consists of litigation and settlement costs for matters not related to core operations.
(5)	Consists of other costs related to debt financing, certain de novo start-up costs related to outpatient imaging centers and certain exit costs related to closed outpatient imaging centers.
(6)

To adjust for Lumexa Imaging’s proportional share of depreciation and amortization, interest expense and losses/gains on asset disposals, which are included in equity in earnings from unconsolidated affiliates.

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA

(IN THOUSANDS)

(Unaudited)

	Six Months Ended June 30,
	2026	2025
Net income (loss)	$4,462	$(14,913)
Depreciation and amortization	20,005	18,330
Income tax provision	4,384	8,188
Amortization of basis difference	1,105	1,000
Interest expense	32,553	59,946
Stock-based compensation	25,011	14,720
Loss on extinguishment and modification of debt	1,053	—
Loss (gain) on disposal of property and equipment	113	(146)
Severance and executive recruiting(1)	1,631	2,173
Strategic initiatives and implementation(2)	3,484	1,886
Transaction costs(3)	3,289	7,464
Litigation and settlements(4)	1,202	(128)
Other(5)	82	158
Adjustments for equity in earnings of unconsolidated affiliates(6)	9,270	8,596

Adjusted EBITDA	$107,644	$107,274

(1)	Includes severance and recruiting expenses for executive leadership departures as part of strategic organizational changes.
(2)

Includes third-party consulting, implementation, and integration expenses incurred as part of our strategic transformation and optimization initiatives, specifically related to the deployment of a new technology system and labor model, as well as the development, customization, and integration of a new enterprise resource planning system.

(3)

Includes costs for third party non-recurring IPO costs, buy-side and sell-side due diligence activities to evaluate and execute potential mergers and acquisitions, integrate acquired businesses and one-time employee retention bonuses related to potential mergers and acquisitions.

(4)	Consists of litigation and settlement costs for matters not related to core operations.
(5)	Consists of other costs related to debt financing, certain de novo start-up costs related to outpatient imaging centers and certain exit costs related to closed outpatient imaging centers.
(6)

To adjust for Lumexa Imaging’s proportional share of depreciation and amortization, interest expense and losses/gains on asset disposals, which are included in equity in earnings from unconsolidated affiliates.

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

SCHEDULE OF ADJUSTED EARNINGS AND EARNINGS PER SHARE

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(Unaudited)

	Three Months Ended June 30,
	2026	2025
Net income (loss)	$2,745	$(7,226)

Stock-based compensation	12,737	8,346
Loss (gain) on disposal of property and equipment	(24)	16
Loss on extinguishment and modification of debt	1,053	—
Severance and executive recruiting(1)	686	803
Strategic initiatives and implementation(2)	2,659	1,018
Transaction costs(3)	707	3,875
Litigation and settlements(4)	1,173	—
Other(5)	87	142
Adjustments for equity in earnings of unconsolidated affiliates(6)	199	81

Total adjustments	19,277	14,281
Tax impact of adjustments(7)	(2,493)	(1,484)

Adjusted net income	$19,529	$5,571

Weighted average shares outstanding
Basic	95,983,246	69,526,574
Diluted	96,039,426	69,526,574
Adjusted basic net income per share	$0.20	$0.08
Adjusted diluted net income per share	$0.20	$0.08

(1)	Includes severance and recruiting expenses for executive leadership departures as part of strategic organizational changes.
(2)

Includes third-party consulting, implementation, and integration expenses incurred as part of our strategic transformation and optimization initiatives, specifically related to the deployment of a new technology system and labor model, as well as the development, customization, and integration of a new enterprise resource planning system.

(3)

Includes costs for third party non-recurring IPO costs, buy-side and sell-side due diligence activities to evaluate and execute potential mergers and acquisitions, integrate acquired businesses and one-time employee retention bonuses related to potential mergers and acquisitions.

(4)	Consists of litigation and settlement costs for matters not related to core operations.
(5)	Consists of other costs related to debt financing, certain de novo start-up costs related to outpatient imaging centers and certain exit costs related to closed outpatient imaging centers.
(6)	To adjust for Lumexa Imaging’s proportional share of losses/gains on asset disposals, which are included in equity in earnings from unconsolidated affiliates.
(7)	Tax effected adjustments using blended federal and state effective income tax rate.

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

SCHEDULE OF ADJUSTED EARNINGS AND EARNINGS PER SHARE

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(Unaudited)

	Six Months Ended June 30,
	2026	2025
Net income (loss)	$4,462	$(14,913)

Stock-based compensation	25,011	14,720
Loss (gain) on disposal of property and equipment	113	(146)
Loss on extinguishment and modification of debt	1,053	—
Severance and executive recruiting(1)	1,631	2,173
Strategic initiatives and implementation(2)	3,484	1,886
Transaction costs(3)	3,289	7,464
Litigation and settlements(4)	1,202	(128)
Other(5)	82	158
Adjustments for equity in earnings of unconsolidated affiliates(6)	595	54

Total adjustments	36,460	26,181
Tax impact of adjustments(7)	(4,461)	(2,865)

Adjusted net income	$36,461	$8,403

Weighted average shares outstanding
Basic	95,983,240	69,524,980
Diluted	96,011,335	69,524,980
Adjusted basic net income per share	$0.38	$0.12
Adjusted diluted net income per share	$0.38	$0.12

(1)	Includes severance and recruiting expenses for executive leadership departures as part of strategic organizational changes.
(2)

Includes third-party consulting, implementation, and integration expenses incurred as part of our strategic transformation and optimization initiatives, specifically related to the deployment of a new technology system and labor model, as well as the development, customization, and integration of a new enterprise resource planning system.

(3)

Includes costs for third party non-recurring IPO costs, buy-side and sell-side due diligence activities to evaluate and execute potential mergers and acquisitions, integrate acquired businesses and one-time employee retention bonuses related to potential mergers and acquisitions.

(4)	Consists of litigation and settlement costs for matters not related to core operations.
(5)	Consists of other costs related to debt financing, certain de novo start-up costs related to outpatient imaging centers and certain exit costs related to closed outpatient imaging centers.
(6)	To adjust for Lumexa Imaging’s proportional share of losses/gains on asset disposals, which are included in equity in earnings from unconsolidated affiliates.
(7)	Tax effected adjustments using blended federal and state effective income tax rate.

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

DETAILS OF MANAGEMENT FEE AND OTHER REVENUES

(IN THOUSANDS)

(Unaudited)

	Three Months Ended June 30,
	2026	2025
Components of “management fee and other revenues:”
Fees for managing joint ventured outpatient sites and other third party services	$26,103	$20,578
Zero margin pass-throughs of employee, IT and other site level costs paid by Lumexa	34,324	32,639

Total revenues	$60,427	$53,217

	Six Months Ended June 30,
	2026	2025
Components of “management fee and other revenues:”
Fees for managing joint ventured outpatient sites and other third party services	$47,601	$40,654
Zero margin pass-throughs of employee, IT and other site level costs paid by Lumexa	68,045	65,266

Total revenues	$115,646	$105,920

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

SEGMENT REVENUES

(IN THOUSANDS)

(Unaudited)

	THREE MONTHS ENDED JUNE 30, 2026
	OUTPATIENT	PROFESSIONAL	INTERSEGMENT ELIMINATIONS	TOTAL OF REPORTABLE SEGMENTS
Revenue
Net patient service revenue	$143,747	$64,280	$(4,292)	$203,735
Management fee and other revenue	52,462	7,965	—	60,427

Total revenues	$196,209	$72,245	$(4,292)	$264,162